                             BARR ROSENBERG SERIES TRUST
                             EXHIBIT 16
                             TOTAL RETURN
                             U.S. SMALL CAPITALIZATION SERIES
                             INSTITUTIONAL SHARES

    AVERAGE ANNUAL TOTAL RETURN
    ----------------------------
          n
    P(1+T)  =  ERV

    WHERE:         T   =     AVERAGE ANNUAL TOTAL RETURN

                   ERV =     ENDING REDEEMABLE VALUE OF A HYPOTHETICAL
                             $1,000 PAYMENT MADE AT THE BEGINNING OF A PERIOD AT THE END OF SUCH PERIOD.

                   P   =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                   N   =     NUMBER OF YEARS
    EXAMPLE:


      SINCE INCEPTION:       (  02/22/89 TO  03/31/97  ):

                                           8.107
                             1,000(1+15.79%)      = 3,282.80


      ONE YEAR               (  04/01/96 TO   03/31/97  ):

                             1,000(1+19.53%) = 1,195.30


      THREE YEAR             (  04/01/94 TO   03/31/97  ):

                                            3
                             1,000(1+22.10%)  = 1,827.50


      FIVE YEAR              (  04/01/92 TO   03/31/97  ):

                                            5
                             1,000(1+20.26%)  = 2,515.00

                           BARR ROSENBERG SERIES TRUST
                           EXHIBIT 16
                           TOTAL RETURN
                           U.S. SMALL CAPITALIZATION SERIES
                           ADVISER SHARES

CUMULATIVE TOTAL RETURN
-----------------------

       ERV  -  1,000
 T  =  -------------
           1,000

WHERE:        T =       CUMULATIVE TOTAL RETURN

              ERV =     ENDING REDEEMABLE VALUE AT THE END OF THE
                        PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT
                        MADE AT THE BEGINNING OF THE PERIOD.

EXAMPLE:

SINCE INCEPTION:        (  01/21/97  TO  03/31/97  ):

                        (967.5  -  1,000)
                        (---------------)  =  -3.25%
                        (     1,000     )

                           BARR ROSENBERG SERIES TRUST
                           EXHIBIT 16
                           TOTAL RETURN
                           U.S. SMALL CAPITALIZATION SERIES
                           SELECT SHARES

CUMULATIVE TOTAL RETURN
-----------------------

       ERV  -  1,000
 T  =  -------------
           1,000

WHERE:        T =       CUMULATIVE TOTAL RETURN

              ERV =     ENDING REDEEMABLE VALUE AT THE END OF THE
                        PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT
                        MADE AT THE BEGINNING OF THE PERIOD.

EXAMPLE:

SINCE INCEPTION:        (  10/22/96  TO  03/31/97  ):

                        (1,068.4  -  1,000)
                        (-----------------)  =  6.84%
                        (       1,000     )

                           BARR ROSENBERG SERIES TRUST
                           EXHIBIT 16
                           TOTAL RETURN
                           JAPAN SERIES
                           INSTITUTIONAL SHARES

AVERAGE ANNUAL TOTAL RETURN
------------------------------
      n
P(1+T)  =  ERV


WHERE:        T =       AVERAGE ANNUAL TOTAL RETURN

              ERV =     ENDING REDEEMABLE VALUE OF A HYPOTHETICAL
                        $1,000 PAYMENT MADE AT THE BEGINNING OF A
                        PERIOD AT THE END OF SUCH PERIOD.

              P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

              N =       NUMBER OF YEARS


EXAMPLE:

 SINCE INCEPTION:       ( 01/03/89 TO 03/31/97 )

                                      8.244
                        1,000(1-4.25%)       =  699.20


 ONE YEAR               ( 04/01/96 TO 03/31/97 )
                        1,000(1-28.68%) = 713.20


 THREE YEAR             ( 04/01/93 TO 03/31/97 )
                        1,000(1-8.48%) = 766.56

 FIVE YEAR              ( 04/01/91 TO 03/31/97 )

                                      5
                        1,000(1+1.03%)  =  1,052.50

                           BARR ROSENBERG SERIES TRUST
                           EXHIBIT 16
                           TOTAL RETURN
                           JAPAN SERIES
                           SELECT SHARES

CUMULATIVE TOTAL RETURN
-----------------------

       ERV  -  1,000
 T  =  -------------
           1,000

WHERE:        T =       CUMULATIVE TOTAL RETURN

              ERV =     ENDING REDEEMABLE VALUE AT THE END OF THE
                        PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT
                        MADE AT THE BEGINNING OF THE PERIOD.

EXAMPLE:

SINCE INCEPTION:        (  10/22/96  TO  03/31/97  ):

                        (774.1  -  1,000)
                        (---------------)  =  -22.59%
                        (     1,000     )

                           BARR ROSENBERG SERIES TRUST
                           EXHIBIT 16
                           TOTAL RETURN
                           INTERNATIONAL SMALL CAPITALIZATION SERIES
                           INSTITUTIONAL SHARES

CUMULATIVE TOTAL RETURN
-----------------------

       ERV  -  1,000
 T  =  -------------
           1,000

WHERE:        T =       CUMULATIVE TOTAL RETURN

              ERV =     ENDING REDEEMABLE VALUE AT THE END OF THE
                        PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT
                        MADE AT THE BEGINNING OF THE PERIOD.

EXAMPLE:

SINCE INCEPTION:        (  10/29/96  TO  03/31/97  ):

                        (1,013  -  1,000)
                        (---------------)  =  1.30%
                        (     1,000     )

                           BARR ROSENBERG SERIES TRUST
                           EXHIBIT 16
                           TOTAL RETURN
                           INTERNATIONAL SMALL CAPITALIZATION SERIES
                           SELECT SHARES

CUMULATIVE TOTAL RETURN
-----------------------

       ERV  -  1,000
 T  =  -------------
           1,000

WHERE:        T =       CUMULATIVE TOTAL RETURN

              ERV =     ENDING REDEEMABLE VALUE AT THE END OF THE
                        PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT
                        MADE AT THE BEGINNING OF THE PERIOD.

EXAMPLE:

SINCE INCEPTION:        (  10/29/96  TO  03/31/97  ):

                        (1,009  -  1,000)
                        (---------------)  =  0.90%
                        (     1,000     )